UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ETF SERIES SOLUTIONS

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Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
July 7, 2021
Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:
PROPOSAL:    To approve a new investment sub-advisory agreement among Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC) (“Revolution Capital” or the “Adviser”), Rosenblatt Global Advisors, LLC (“RGA” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 1:00 p.m. Central time on July 29, 2021 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on June 21, 2021, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.eproxyaccess.com/volshares, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of July 29, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free 833-892-6625. Representatives will be available Monday through Friday 10 a.m. to 8 p.m. Eastern time. Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD ON July 29, 2021

A special meeting of shareholders (the “Special Meeting”) of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), will be held at 1:00 p.m. Central time on July 29, 2021 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposal:
PROPOSAL:    To approve a new investment sub-advisory agreement among Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC) (“Revolution Capital” or the “Adviser”), Rosenblatt Global Advisors, LLC (“RGA” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
The Trust’s Board of Trustees has fixed the close of business on June 21, 2021, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.eproxyaccess.com/volshares, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of July 29, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
By Order of the Board of Trustees

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

July 7, 2021

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matter being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on July 29, 2021. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposal (the “Proposal”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you have the right to vote on important proposals concerning your investment in the Volshares Large Cap ETF (the “Fund”).
Q. What is the Proposal being considered at the Special Meeting?
A. You are being asked to vote on the following proposal:
PROPOSAL:    To approve a new investment sub-advisory agreement among Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC) (“Revolution Capital” or the “Adviser”), Rosenblatt Global Advisors, LLC (“RGA” or the “Sub-Adviser”), and ETF Series Solutions (the “Trust”), on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
Q. Will the Proposal affect the investments made by the Fund?
A. No. Approval of the Proposal by the Fund’s shareholders will not have any effect on the Fund’s investment policies, strategies, and risks.
Q. Will the Proposal result in any change in the fees or expenses payable by the Fund?
A. No. Approval of the Proposal by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. If the new investment sub-advisory agreement is approved by the Fund’s shareholders, RGA will be compensated by Revolution Capital and not by the Fund.
Q. Why am I being asked to approve a new investment sub-advisory agreement?
A. Effective March 1, 2021, RGA became the Fund’s sub-adviser pursuant to an interim investment sub-advisory agreement that was approved by the Fund’s Board of Trustees (the “Board”) and which expires within 150 days of its effectiveness. To enable RGA to continue serving as sub-adviser to the Fund after such time, at an in-person meeting of the Board held on January 28, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, the Adviser, and the Sub-Adviser. Under the 1940 Act, the approval of the Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the new agreement.
If the Fund’s shareholders approve the new investment sub-advisory agreement, RGA will continue to serve as the Fund’s sub-adviser after the expiration of the interim sub-advisory agreement.
Q. Will there be any changes in the services provided to the Fund under the new agreement?
A. No. Under the new investment sub-advisory agreement, Revolution Capital will continue to have overall responsibility for the general management and administration of the Fund and will provide oversight of RGA, monitor RGA’s buying and selling of securities for the Fund, and review RGA’s performance.
Q. Will there be any changes to the portfolio management team for my Fund?
A. No. Scott R. Burrill, Chief Operating Officer and Chief Investment Officer of RGA, will continue to be responsible for the day-to-day management of the Fund. Mr. Burrill has been the portfolio manager of the Fund since March 1, 2021, when RGA became the Fund’s sub-adviser pursuant to an interim investment sub-advisory agreement approved by the Board, replacing Vident Investment Advisory, LLC and the Fund’s former portfolio managers, Austin Wen and Rafael Zayas.
Q&A-1

Q. What will happen if Fund shareholders do not approve the Proposal?
A. If the Proposal is not approved by the Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders or solicitation of the approval of different proposals.
Q. How does the Board recommend that I vote in connection with the Proposal?
A. The Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.
OTHER MATTERS
Q. Will my Fund pay for this proxy solicitation?
A. No. The Adviser or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.eproxyaccess.com/volshares, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of July 29, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, Di Costa Partners, at 833-892-6625. Representatives are available to assist you Monday through Friday, 10:00 a.m. to 8:00 p.m. Eastern time.

Q&A-2

Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT July 7, 2021
This Proxy Statement is being furnished to the shareholders of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on July 29, 2021 at 1:00 p.m. Central time at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as June 21, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is July 9, 2021. The Special Meeting will be held to obtain shareholder approval for the following proposal (the “Proposal”):
PROPOSAL:    To approve a new investment sub-advisory agreement among Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC) (“Revolution Capital” or the “Adviser”), Rosenblatt Global Advisors, LLC (“RGA” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
Background. Revolution Capital, the Fund’s current investment adviser, located at 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103, is an investment adviser registered with the U.S. Securities and Exchange Commissions (“SEC”) and has provided investment advisory services to the Fund since its inception in February 2018. Prior to March 1, 2021, Vident Investment Advisory, LLC (“VIA”) provided investment sub-advisory services to the Fund, which VIA had provided since the Fund’s inception in February 2018. Revolution Capital recommended that RGA replace VIA as the Fund’s sub-adviser based on the more favorable fees to be charged by RGA and RGA’s ability to automate certain index and investment-related processes for the Fund. Effective February 28, 2021, Revolution Capital terminated the investment sub-advisory agreement among Revolution Capital, VIA, and the Trust, on behalf of the Fund (the “Prior Sub-Advisory Agreement”) to enable RGA to begin acting as the Fund’s interim sub-adviser.
At a meeting of the Board, held on January 28, 2021 (the “Meeting”), Revolution Capital requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved an interim investment sub-advisory agreement among Revolution Capital, RGA, and the Trust, on behalf of the Fund (the “Interim Sub-Advisory Agreement”), pursuant to which Revolution Capital and RGA currently act as the adviser and sub-adviser, respectively, to the Fund for a period of up to 150 days, as permitted by Rule 15a-4 under the 1940 Act starting on March 1, 2021. At the Meeting, the Board, including a majority of the Independent Trustees, also approved a new investment sub-advisory agreement among Revolution Capital, RGA, and the Trust, on behalf of the Fund (the “New Sub-Advisory Agreement”) to enable RGA to continue providing sub-advisory services to the Fund following the termination of the Interim Sub-Advisory Agreement.
Under the 1940 Act, the approval of the Fund’s New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the New Sub-Advisory Agreement.
The Board believes the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

PROPOSAL: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
The Sub-Adviser, located at 40 Wall Street, 59th Floor, New York, New York 10005, was formed in 2020 and provides investment advisory services to the Fund, which was its only client as of March 1, 2021. RGA is a limited liability company and registered investment adviser controlled by Richard A. Rosenblatt and Joseph C. Gawronski by virtue of each of them owning more than 25% of the firm’s outstanding voting securities.
At the Meeting, the Board, including a majority of the Independent Trustees, determined that approval of RGA to serve as the Fund’s investment sub-adviser was in the best interest of the Fund and its shareholders, approved the New Sub-Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval. To ensure continuity of service while the Fund seeks approval of the New Sub-Advisory Agreement, at the Meeting the Board also approved the Interim Sub-Advisory Agreement pursuant to which RGA currently serves as the Fund’s sub-adviser for a period of up to 150 days. The Interim Sub-Advisory Agreement became effective on March 1, 2021.
The Prior Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on April 22, 2020, with respect to the Fund, and the Prior Sub-Advisory Agreement was most recently approved by shareholders of the Fund on September 23, 2020.
Except for the parties, term, and dates of the sub-advisory agreements, the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are identical in all material respects.
If the Proposal is approved by the Fund’s shareholders, the New Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
Summary of the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser, or (iv) by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
Sub-Advisory Services. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement require that the sub-adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.
Management Fees. No increase in shareholder fees or expenses is being proposed, and the Fund’s sub-advisory fee will decrease as a result of the approval of the Proposal. The Prior Sub-Advisory agreement had a sub-advisory fee of 0.04% of the average daily net assets of the Fund, subject to a minimum annual fee of $25,000. The New Sub-Advisory Agreement has a sub-advisory fee of 0.04% of the average daily net assets of the Fund without a minimum annual fee. The sub-advisory fee is paid by the Adviser, and not by the Fund. Consequently, Fund shareholders are not expected to benefit from the decrease in the sub-advisory fee. For the fiscal year ended January 31, 2021, the Adviser paid sub-advisory fees of $25,000 under the Prior Sub-Advisory Agreement.
Brokerage Policies. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the Fund’s sub-adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the sub-adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The sub-adviser may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the sub-adviser.
For the fiscal year ended January 31, 2021, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, or any affiliated persons of such persons. However, RGA anticipates that, subject to the Sub-Adviser’s obligations to obtain best execution for Fund transactions, transactions for the Fund will generally be executed by Rosenblatt Securities, Inc. (“RS”), which is under common control with the Sub-Adviser. Consequently, the Fund is expected to pay commissions to a broker that is an affiliated person of the Sub-Adviser for the current fiscal year.

Payment of Expenses. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).
Other Provisions. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the sub-adviser, the sub-adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Portfolio Managers. Scott R. Burrill, CFA, is the portfolio manager for the Fund. Mr. Burrill has been Chief Operating Officer and Chief Investment Officer for RGA since its establishment in 2020, and he has been a Managing Director of Rosenblatt Securities, Inc., a registered broker-dealer and affiliate of RGA, since 2006. Mr. Burrill has more than 30 years of experience in the asset management industry.
Executive Officers and Directors of RGA. Information regarding the principal executive officers and directors of RGA is set forth below. The address of RGA and its executive officers and directors is 40 Wall Street, 59th Floor, New York, New York 10005. The following individuals are the executive officers and directors of RGA:

Name	Position with Sub-Adviser
Richard A. Rosenblatt	Member
Joseph C. Gawronski	Member, Chief Compliance Officer
Scott R. Burrill	Chief Operating Officer and Chief Investment Officer
No Trustee or officer of the Trust currently holds any position with RGA or its affiliated persons. One of the directors of the Adviser, Jourdan B. Frain, also serves as a director of RS.
Required Vote. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposal is approved by the Fund’s shareholders, the New Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Fund’s shareholders do not approve the Proposal, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposal, the Sub-Adviser will provide at least the same level of services that it currently provides under the Interim Sub-Advisory Agreement and that it had provided under the Prior Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
In considering the New Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by RGA; (ii) the historical performance of the Fund; (iii) the estimated cost of the services to be provided by RGA and the profits expected to be realized by RGA from providing such services, including any fall-out benefits enjoyed by RGA or its affiliates; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant.
Prior to and during the Meeting, representatives from the Sub-Adviser, along with representatives from other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the New Sub-Advisory Agreement. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreements, noting that RGA would provide investment management services to the Fund. The Board noted the responsibilities that RGA would have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis;

oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.
In considering the nature, extent, and quality of the services to be provided by RGA, the Board considered reports of the Adviser’s Chief Compliance Officer and the Trust’s Chief Compliance Officer with respect to RGA’s compliance program. RGA’s registration form (“Form ADV”) was provided to the Board, as was the response of RGA to a detailed series of questions which included, among other things, information about the background and experience of the portfolio manager primarily responsible for the day-to-day management of the Fund. The Board further considered the oral information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.
Historical Performance. The Board noted that, because RGA had not previously been responsible for the management of the Fund’s portfolio, performance was not a relevant consideration in the context of the Board’s deliberations on the Sub-Advisory Agreements. The Board also considered that the Fund is designed to track the performance of an index. Consequently, with respect to the Fund’s performance, the Board in the future would focus on the Sub-Adviser’s services, including whether the Fund’s performance exhibited significant tracking error.
Cost of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Sub-Adviser for its services to the Fund under the Sub-Advisory Agreements. The Board noted that the proposed asset-based fee was identical to the asset-based fee payable to the Fund’s previous sub-adviser, but the Sub-Advisory Agreements would not be subject to the minimum annual fee payable to the Fund’s previous sub-adviser. The Board considered that the fees to be paid to RGA would be paid by the Adviser from the fee the Adviser receives from the Fund. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm. The Board noted that the Sub-Adviser has an affiliated broker-dealer that was expected to execute some or all of the brokerage transactions, if any, for the Fund, and consequently, the Sub-Adviser would indirectly benefit from commissions paid to such affiliated broker-dealer. The Board also evaluated the compensation and benefits expected to be received by RGA from its relationship with the Fund, taking into account an analysis of RGA’s estimated profitability with respect to the Fund.
The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreements, including the compensation payable under the agreement, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.
Expenses Related to the Proposal. All expenses associated with the Proposal will be borne by the Adviser or its affiliates and not by the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER INFORMATION
Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including the Proposal.
Shareholders of the Fund at the close of business on June 21, 2021, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date there were 550,000 common shares of the Fund issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 833-892-6625. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to such Proposal, once or more, by motion of the chairman of the Special Meeting or by the vote of the holders of a majority of the Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.
Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of the Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust, the Adviser, and/or Di Costa Partners, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.
Meeting Venue. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.eproxyaccess.com/volshares, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of July 29, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Distributor, Administrator and Transfer Agent. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on June 21, 2021, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on June 21, 2021, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.

Name and Address	% Ownership	Type of Ownership
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	31.62%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	26.40%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	22.39%	Record
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	5.24%	Record
Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 833-892-6625. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at www.eproxyaccess.com/volshares. You may request a copy by mail (Volshares Large Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 833-892-6625. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

ETF SERIES SOLUTIONS
INVESTMENT SUB-ADVISORY AGREEMENT
with
Rosenblatt Global Advisors LLC
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this July 29, 2021 by and between Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC), a Delaware limited liability company with its principal place of business at 20001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103 (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and Rosenblatt Global Advisors LLC, a Delaware limited liability company with its principal place of business located at 40 Wall Street, 59th Floor, New York, New York 10005-1304 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 23, 2020, with the Trust; and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)    The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.
(b)    In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
(c)    The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.
(d)    The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(e)    The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
(f)    The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.
(g)    The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
(h)    The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.
(i)    In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
(j)    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(k)    The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.
(l)    The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.
2.Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.
3.Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
(a)    The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)    Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
(c)    Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
(d)    Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
(e)    Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
(f)    A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
(g)    The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.
The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.
5.Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
(a)    The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
(b)    The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);
(c)    The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.
(d)    The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e)    The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;
(f)    The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)    This Agreement is a valid and binding agreement of the Sub-Adviser;
(h)    The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(i)    The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
(j)    The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
(a)    Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b)    Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
(i)    By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
(ii)    By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
(iii)    By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
(iv)    By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Investment Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a)    in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and
(b)    the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
10.Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.Reporting of Compliance Matters.
(a)    The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
(i)    a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)    on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)     a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)    an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
(b)    The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.Index Data. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Revolution Capital Advisors 2001 Market Street, Suite 2500 Philadelphia, Pennsylvania 19103 Attention: Harry Gobora Email: hgobora@whitfordam.com
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Michael D. Barolsky, Secretary Email: Michael.Barolsky@usbank.com
To the Sub-Adviser at:	Rosenblatt Global Advisors LLC 40 Wall Street, 59th Floor New York, New York Attention: Scott Burrill, CFA Email: scott.burrill@rbltga.com

16.[Reserved]
17.Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
18.Representations and Warranties of the Adviser.
(a)    Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
(b)    The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
(c)    The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
(d)    The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
19.Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
20.Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
21.Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
22.Miscellaneous.
(a)    A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
(b)    Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

REVOLUTION CAPITAL ADVISORS By: Name: Title:
ROSENBLATT GLOBAL ADVISORS LLC By: Name: Title:
ETF SERIES SOLUTIONS By: Name: Michael D. Barolsky Title: Vice President and Secretary

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated July 29, 2021 between
REVOLUTION CAPITAL ADVISORS
and
ROSENBLATT GLOBAL ADVISORS LLC
and
ETF Series Solutions

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Volshares Large Cap ETF	0.04%

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 833-892-6625. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.eproxyaccess.com/volshares. 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.
Volshares Large Cap ETF
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON July 29, 2021

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Isabella K. Zoller, and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1:00 p.m. Central time, on July 29, 2021 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

FOR	AGAINST	ABSTAIN

To approve a new investment sub-advisory agreement among Revolution Capital Advisors (formerly known as Whitford Asset Management, LLC), Rosenblatt Global Advisors, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
○	○	○

THANK YOU FOR VOTING